Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Exeter Finance Corp. (the “Company”)

Deutsche Bank Securities Inc.

Citigroup Global Markets Inc.

(collectively, the “Specified Parties”)

Re: Exeter Automobile Receivables Trust 2016-2

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to the pool of automobile loan contracts which we were informed are intended to be included as collateral in the offering of the Exeter Automobile Receivables Trust 2016-2. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that amounts and percentages were within $1 and 0.1%, respectively.

•	The phrase “Data File” means the electronic data file provided to us by the Company on April 13, 2016 containing 22,283 automobile loan contracts (the “Loans”) with an aggregate principal balance of $367,733,606.95 titled “Final Pool 2016-2 4-6-2016_External.xlsx”.

•	The phrase “Source Documents” means information provided to us by the Company derived from the Sales Contract, Shaw Loan Operating System, Global Search imaging system, Customer Acquisition and Life Cycle Management System (“CALMS”) and APLNContract within the data warehouse (“APLNContract”).

•	The phrase “Title Certificate” means a Certificate of Title, Application for Title, Title Holder’s Release Form, Confirmation of Security Interest, Notification of Lien Perfection, Notice of Security Interest, Title Application Receipt, Reassignment of Title or Lien Holder’s Release Form, Notice of Lien Application or other related correspondence provided to us by the Company.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Exeter Automobile Receivables Trust 2016-2

April 22, 2016

•	The phrase “Application for Financing” means collectively the Application, Credit Bureau Report, Truth-in Lending Disclosure Statement and Agreement to Provide Insurance provided to us by the Company.

The Company is responsible for the information contained in the Data File, the Source Documents, the Title Certificate, the Application for Financing and other documents or systems described herein.

We were instructed by the Company to select a random sample of 150 Loans (each a “Sample Loan”) from the Data File and to perform the following agreed-upon procedures on each Sample Loan.

A.	We compared the following attributes on the Data File to the corresponding information appearing on or derived from the Source Documents. Where more than one Source Document is listed, we reviewed the Source Documents in the order listed below until such attribute was agreed.

Attribute	Source Document(s)
Vehicle Identification Number (VIN)	Sales Contract
Vehicle Identification Number (VIN)	Shaw Loan Operating System
Origination Date	Sales Contract
Origination Date	Shaw Loan Operating System
Monthly P&I Payment	Sales Contract, Shaw Loan Operating System
Original Amount Financed	Sales Contract
Original Amount Financed	Shaw Loan Operating System
Original Term to Maturity	Sales Contract
Original Term to Maturity	Shaw Loan Operating System
Annual Percentage Rate (APR)	Sales Contract, Shaw Loan Operating System
Model Type (New/Used)	CALMS, Sales Contract
Vehicle Model Year	CALMS, Sales Contract
Vehicle Make	CALMS, Sales Contract
Vehicle Model	CALMS, Sales Contract
Borrower State (current)	Sales Contract, Shaw Loan Operating System
FICO Score	CALMS, Shaw Loan Operating System, APLNContract
Custom Score	CALMS, Shaw Loan Operating System, APLNContract

We found the information listed in the Data File regarding the Sample Loans to be in agreement with the corresponding information in the Source Documents.

B.	We compared the VIN on the Title Certificate to the VIN listed in the Data File and found them to be in agreement. We make no representation as to the validity of the Title Certificate.

C.	We read the Sales Contract and found that both the borrower state address and dealer state address were located within the United States.

D.	We were provided access to the Company’s CALMS system or Global Search system and found that the Underwriting Overview screen capture for each loan had an employee credit approval notation. We make no representation as to the validity of such approval.

Exeter Automobile Receivables Trust 2016-2

April 22, 2016

E.	We were provided access to the Company’s Global Search system and observed (i) an electronic copy of the Title Certificate and noted that the Company was listed on the Title Certificate as holding a security interest in the vehicle and (ii) a Credit Application or an Application for Financing. We make no representation as to the enforceability of such security interest or the validity of such application.

There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the data referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions and information indicated in the Data File, Source Documents or other various electronic files provided by the Company, without verification or evaluation of such methodologies, assumptions and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Company, (ii) the physical existence of the Loans or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (iii) the reliability or accuracy of the documents furnished to us by the Company which were used in our procedures, (iv) the adequacy of the disclosures in the Data File or as to whether any of the statements expressed therein omit any material facts or (v) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Exeter Finance Corp., Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

April 22, 2016